Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Contingencies

16. Contingencies

Nucor is subject to environmental laws and regulations established by federal, state and local authorities and, accordingly, makes provision for the estimated costs of compliance. Of the undiscounted total of $21.1 million of accrued environmental costs at December 31, 2015 ($27.2 million at December 31, 2014), $9.7 million was classified in accrued expenses and other current liabilities ($11.3 million at December 31, 2014) and $11.4 million was classified in deferred credits and other liabilities ($15.9 million at December 31, 2014). Inherent uncertainties exist in these estimates primarily due to unknown conditions, evolving remediation technology and changing governmental regulations and legal standards.

Nucor has been named, along with other major steel producers, as a co-defendant in several related antitrust class-action complaints filed by Standard Iron Works and other steel purchasers in the United States District Court for the Northern District of Illinois. The majority of these complaints were filed in September and October of 2008, with two additional complaints being filed in July and December of 2010. Two of these complaints have been voluntarily dismissed and are no longer pending. The plaintiffs allege that from April 1, 2005, through December 31, 2007, eight steel manufacturers, including Nucor, engaged in anticompetitive activities with respect to the production and sale of steel. The plaintiffs seek monetary and other relief on behalf of themselves and a putative class of all purchasers of steel products from the defendants in the U.S. between April 1, 2005, and December 31, 2007. Five of the eight defendants have reached court approved settlements with the plaintiffs. On September 9, 2015, the District Court entered an order ruling on issues of class certification. The Court granted in part, and denied in part, the plaintiffs’ motion, certifying a class solely on the issue of whether defendants engaged in a conspiracy in violation of the antitrust laws, and declining to certify a class on the issues of antitrust impact and damages. We continue to believe the plaintiffs’ claims are without merit and will continue to vigorously defend against them, but we cannot at this time predict the outcome of this litigation or estimate the range of Nucor’s potential exposure and, consequently, have not recorded any reserves or contingencies related to this lawsuit.

On March 25, 2014, a jury in the U.S. District Court for the Southern District of Texas returned a verdict against Nucor and its co-defendants in an antitrust lawsuit brought by plaintiff MM Steel, LP, a steel plate service center located in Houston. The jury returned a verdict of $52.0 million in damages against all defendants jointly and severally. On June 1, 2014, pursuant to antitrust laws providing for treble damages, the court awarded a judgment to MM Steel jointly and severally against the defendants in an amount totaling $160.8 million after including costs and attorneys’ fees. As a result of post-verdict developments, including settlements reached by various other parties, the Company’s practical estimable exposure was reduced to approximately $40.0 million. The Company appealed the judgment to the U.S. Court of Appeals for the Fifth Circuit, and on November 25, 2015, the Fifth Circuit reversed the verdict against Nucor finding that there was not sufficient evidence to support liability against the Company, thereby reducing our current practical estimable exposure to zero.

We are from time to time a party to various other lawsuits, claims and legal proceedings that arise in the ordinary course of business. With respect to all such lawsuits, claims and proceedings, we record reserves when it is probable a liability has been incurred and the amount of loss can be reasonably estimated. We do not believe that any of these proceedings, individually or in the aggregate, would be expected to have a material adverse effect on our results of operations, financial position or cash flows. Nucor maintains liability insurance for certain risks that is subject to certain self-insurance limits.